Exhibit 99.1

Heritage Global Announces Strategic Wind Down of Heritage Global Capital; Reschedules Second Quarter 2026 Earnings Conference Call to Thursday, August 13, 2026

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Company Expects Material Non-Cash Charge in Connection With Write-Down of Non-Performing Loans Within HGC -

SAN DIEGO, California (July 31, 2026) — Heritage Global Inc. (NASDAQ: HGBL) (“Heritage Global,” “HG” or “the Company”), an asset services company specializing in financial and industrial asset transactions, today announced that it has made the strategic decision to substantially wind down Heritage Global Capital ("HGC"), the Company's specialty lending business. In connection with this wind down, Heritage Global expects to recognize a material non-cash charge in the second quarter of 2026 related to the write-down of non-performing loans within HGC.

To provide additional time to determine the amount of the non-cash charge, the Company's second quarter 2026 financial results conference call has been rescheduled from Thursday, August 6, 2026 to Thursday, August 13, 2026 at 5:00 p.m. ET.

Webcast and Earnings Conference Call Details

Management will host a webcast and conference call on Thursday, August 13, 2026, at 5:00 p.m. ET to discuss financial results for the second quarter of 2026. Analysts and investors may participate via conference call, using the following dial-in information:

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1-800-274-8461 (Domestic)
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1-203-518-9814 (International)
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Conference ID: HGBLQ2

To access the webcast, individuals can use this link. The conference call will also be available in the Investor Relations section of the Company’s website. To listen to a live broadcast, go to the site or click on the webcast link at least 10 minutes prior to the scheduled start time in order to register.

Individuals can click here to add the call details to their calendar.

Replay

A replay of the call will be available approximately three hours after the call ends through August 27, 2026. To access the replay, dial 1-844-512-2921 (domestic) or 1-412-317-6671 (international). The replay pin number is 11162103. A webcast replay can also be accessed on the Investor Relations section of the Company’s website.

About Heritage Global Inc. (“HG”)

Exhibit 99.1

Heritage Global Inc. (NASDAQ: HGBL) values and monetizes industrial & financial assets by providing acquisition, disposition, valuation, and lending services for surplus and distressed assets. This aids in facilitating the circular economy by diverting useful industrial assets from landfills and operating an ethical supply chain by overseeing post-sale account activity of financial assets. Specialties consist of acting as an adviser, in addition to acquiring or brokering turnkey manufacturing facilities, surplus industrial machinery and equipment, industrial inventories, real estate, and charged-off account receivable portfolios through its two business units: Industrial Assets and Financial Assets.

Forward Looking Statements

This communication includes forward-looking statements based on our current expectations and projections about future events. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. While the Company believes the forward-looking statements contained in this communication are accurate, these forward-looking statements represent the Company’s beliefs only as of the date of this communication, and there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, including variability in magnitude and timing of asset liquidation transactions, the impact of changes in the U.S. national and global economies, and interest rate and foreign exchange rate sensitivity, as well as other factors beyond the Company’s control. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see our filings with the Securities and Exchange Commission.

Contacts

Investor Relations:

John Nesbett/Jennifer Belodeau

IMS Investor Relations

203/972.9200

InvestorRelations@hginc.com